UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2024

GMS INC.

(Exact name of registrant as specified in charter)

Delaware	001-37784	46-2931287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crescent Centre Parkway, Suite 800 Tucker, Georgia	30084
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 392-4619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On February 2, 2024, GYP Holdings III Corp. (the “Company”), an indirect subsidiary of GMS Inc., entered into Amendment No. 7 (the “Term Loan Amendment”), by and among the Company, GYP Holdings II Corp., certain subsidiaries of the Company party thereto, the lenders party thereto, and JPMorgan Chase Bank N.A. , as the administrative agent and collateral agent. The Term Loan Amendment amends the Company’s senior secured first lien term loan facility (“Term Loan Facility”) to reduce the interest rate applicable to the outstanding borrowings under the Term Loan Facility. Pursuant to the Term Loan Amendment, the applicable rate for term SOFR loans under the Term Loan Facility was reduced from a floating rate per annum of Term SOFR (as defined in the Term Loan Facility) plus 3.00% to a floating rate per annum of Term SOFR plus 2.25% and the applicable rate for base rate loans under the Term Loan Facility was reduced from a floating rate per annum of the Base Rate (as defined in the Term Loan Facility) plus 2.00% to a floating rate per annum of the Base Rate plus 1.25%.

The foregoing description of the Term Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Loan Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures of the material terms and conditions of the Term Loan Amendment contained in Item 1.01 above are hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Amendment No. 7 by and among the Company, GYP Holdings II Corp., certain subsidiaries of the Company party thereto, the lenders party thereto, and JPMorgan Chase Bank N.A., as the administrative agent and collateral agent.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMS INC.

Date: February 5, 2024	By:	/s/ Scott M. Deakin
		Name:	Scott M. Deakin
		Title:	Chief Financial Officer